UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2025 (May 15, 2025)

Cuentas, Inc.

(Exact name of registrant as specified in its charter)

Florida	001-39973	20-3537265
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

235 Lincoln Rd., Suite 210

Miami Beach, FL

(Address of principal executive offices)

33139

(Zip Code)

(800) 611-3622

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.001 per share	CUEN	OTC

Warrants, each exercisable for one share of Common Stock	CUENW	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 21, 2025, Cuentas, Inc., (“Cuentas”) and World Mobile Group Ltd. (“World Mobile Group”) (collectively, the “Parties”), joined to form the World Mobile LLC, a Delaware limited liability company (the “JV Company”) as a joint venture.

Cuentas is an operator of a mobile virtual network. World Mobile Group is UK-based entity that operates a private, user-owned mobile network. World Mobile Group is also an operator of the World Mobile Chain, a dedicated telecoms blockchain, and the World Mobile Token (WMTX), a cryptocurrency designed to power the decentralized World Mobile network.

The JV Company, which shall operate publicly as "World Mobile," was formed for the purposes of operating of a mobile virtual network operator (“MVNO”) business. Cuentas has 51% membership interest and WMG has 49% membership interest of the JV Company. World Mobile Group’s appointee serves as the sole managing member of the JV Company. Profits and losses, as well as distributions of available cash, from the operation of the JV Company shall be allocated 85% to World Mobile Group and 15% to Cuentas.

Subject to the Contribution Agreement, dated April 21, 2025, Cuentas shall contribute to the JV Company the MNVO rights, title, and interest. Subject to the Subscription Agreement, dated April 21, 2025, World Mobile Group shall contribute to the JV Company $300,000 in capital.

On April 23, 2025, the Parties entered into a letter agreement (“Side Letter One”), whereby Cuentas assigned its rights to the Reseller Master Services Agreement, dated April 6, 2022 by and between UVNV, Inc. d/b/a PLUM (“PLUM”) and Cuentas (the "PLUM Contract") into the name of the JV Company.

On May 15, 2025, the Parties entered into another letter agreement (“Side Letter Two”), whereby – in addition to Cuentas irrevocably assigning, transferring and conveying all of its rights, title and interest in, to and under the PLUM Contract to the JV Company – the JV Company also agreed to allow Cuentas to manage the operations of certain Cuentas Mobile brands. As part of Side Letter Two, profits and losses, as well as distributions of available cash, from the operation of the Cuentas-related brands shall be allocated 85% to Cuentas and 15% to World Mobile Group.

Item 2.01 Completion of Acquisition or Disposition of Assets

On May 22, 2025, Cuentas conveyed its ownership interest in Brooksville Development Partners, LLC, a Florida limited liability company (“Brooksville”) to Brooksville FL Partners, LLC, a Florida limited liability company (“Buyer”), which already held a minority stake in Brooksville. The Buyer purchased Cuentas’ 63.9% Class B Membership Interests in Brooksville for $800,000. From the proceeds, Cuentas will effectuate settlements on four outstanding judgments or debts. Holders of one judgment and one debt will be disbursed directly by the escrow agent in this transaction, whereas the other two holders of judgments will be disbursed by Cuentas at receipt of the proceeds.

Item 8.01 Other Events

On May 13, 2025, Cuentas’ President, Michael De Prado, and Chief Executive Officer, Arik Maimon, provided a Joint Personal Guaranty to Crosshair Media Placement (“Crosshair”), LLC, a Kentucky limited liability company, of the full and timely payment of all amounts owed by Cuentas. Crosshair is the holder of judgment against Cuentas in the amount of $453,856.68, plus interest and attorney’s fees.

On May 14, 2025, Cuentas entered into a settlement agreement with 1800 Diagonal Lending, LLC, a Virginia limited liability company, for $112,500 to settle a judgment arising out of certain promissory notes in lieu of an irrevocable and unconditional release from claims, demands, debts, obligations, liabilities, and causes of action of any kind, known or unknown, arising out of or related to the debt and/or judgment.

On May 22, 2025, Cuentas entered into settlement agreements with two (2) of its creditors:

●	Cuentas settled with Ms. Alexandra Calicchio for $28,000, a judgement, including legal fees and interest, of a legal matter previously adjudicated in the courts of the State of Florida. Ms. Calicchio has simultaneously released Cuentas from any and all claims, liabilities, or obligations arising out of the same matter.

●	Cuentas settled with EAdvance Services LLC (“EAdvance”), a New York limited liability company, for $60,000, as an amount owed in connection with a prior business relationship. EAdvance has simultaneously released Cuentas from claims, demands, debts, obligations, liabilities, and causes of action of any kind, known or unknown, arising out of or related to the prior business relationship. All UCC-1 financing statements, liens, or other claims or encumbrances filed or asserted by EAdvance were also deemed fully satisfied, canceled, and released.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1†	Limited Liability Company Agreement – World Mobile LLC
10.2	Contribution Agreement – Cuentas, World Mobile
10.3§	Subscription Agreement – World Mobile Group, World Mobile
10.4	Side Letter One – Cuentas, World Mobile Group, World Mobile
10.5§†	Side Letter Two – Cuentas, World Mobile Group, World Mobile
10.6	Membership Interest Purchase Agreement – Cuentas, Brooksville FL Partners
10.7	Joint Personal Guaranty – Crosshair Media Placement
10.8	Settlement Agreement – Cuentas, 1800 Diagonal Lending
10.9	Settlement Agreement – Cuentas, Alexandra Calicchio
10.10	Settlement Agreement – Cuentas, EAdvance Services
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

§	Schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant will furnish copies of any such schedules and exhibits to the SEC upon request.

†	Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions are both not material and are the type of information that the registrant treats as private or confidential. The registrant agrees to supplementally furnish an unredacted copy of this exhibit to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUENTAS INC.

Date: May 28, 2025	By:	/s/ Shalom Arik Maimon
Shalom Arik Maimon
Chief Executive Officer

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